SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 8, 1996

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)



       Pennsylvania                    0-26504            25-1605848
(State of other jurisdiction   (Commission File Number) (IRS Employer
     of incorporation)                                Identification no.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)    ( Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Diasense, Inc. was informed that a lawsuit proposing a class action against Biocontrol Technology, Inc., Diasense, Inc., Fred E. Cooper, David L. Purdy and Glenn Keeling was filed in federal court for the Western District of Pennsylvania. The Company believes that this action is without merit, and plans to vigorously defend against the suit.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Not Applicable


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIASENSE, INC.


                              by /s/  Fred E. Cooper
                                      Fred E. Cooper, President
DATED:  May 8, 1996